UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

Form 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest

event reported) July 31, 2014

SINCLAIR BROADCAST GROUP, INC.

(Exact name of registrant)

Maryland	000-26076	52-1494660
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

10706 Beaver Dam Road

Hunt Valley, MD  21030

(Address of principal executive offices and zip code)

(410) 568-1500

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SINCLAIR BROADCAST GROUP, INC.

Explanatory Note

This Amendment No. 1 on Form 8-K/A (this “Amendment”) amends the Current Report on Form 8-K (the “Original 8-K”) of Sinclair Broadcast Group, Inc. (the “Company”) filed with the Securities and Exchange Commission on August 6, 2014.  The Original 8-K reported the Company’s completion of its acquisition of the broadcast assets of Perpetual Corporation and the equity interest of Charleston Television, LLC (collectively the “Allbritton Companies” or “Perpetual Corporation”) for $985.0 million plus working capital of $53.4 million.  This Amendment provides the financial statements and pro forma financial information required under Item 9.01 of Form 8-K.  No other modification to the Original 8-K is being made by this Amendment.

Item 9.01 Financial Statements and Exhibits

(a)         Financial Statements of businesses acquired

The historical audited combined financial statements of the Allbritton Companies as of and for the two years ended September 30, 2013 and 2012 including the notes to such financial statements and the independent auditors report thereon, are filed as Exhibit 99.1 to this Form 8-K/A and incorporated into this Item 9.01(a) by reference.  The historical unaudited combined financial statements of the Allbritton Companies as of and for the nine months ended June 30, 2014 and 2013 including the notes to such financial statements thereon, are filed as Exhibit 99.2 to this Form 8-K/A and incorporated into this Item 9.01(a) by reference.

(b)         Pro forma financial information

The required unaudited pro forma condensed combined financial information for the year ended December 31, 2013 and as of and for the six months ended June 30, 2014 are furnished as Exhibit 99.3 to this Form 8-K/A and incorporated into this Item 9.01 (B) by reference.

(d)         Exhibits

23.1 Consent of Pricewaterhouse Coopers LLP

99.1 Audited combined financial statements of the Perpetual Corporation as of and for the two years ended September 30, 2013 and 2012.

99.2 Unaudited combined financial statement of the Perpetual Corporation as of and for the nine months ended June 30, 2014 and 2013.

99.3 Unaudited proforma financial information for the acquisition of the Allbritton Companies.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SINCLAIR BROADCAST GROUP, INC.

	By:	/s/ David R. Bochenek
	Name:	David R. Bochenek
	Title:	Senior Vice President / Chief Accounting Officer
Dated: October 16, 2014